SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 11, 2003

MANATRON, INC.
(Exact name of registrant as
specified in its charter)

Commission File Number: 0-15264

Michigan (State or other jurisdiction of incorporation)	38-1983228 (IRS Employer Identification no.)

510 E. Milham Avenue Portage, Michigan (Address of principal executive offices)	49002 (Zip Code)

Registrant's telephone number,
including area code:  (269) 567-2900

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:

	99.1	Manatron, Inc. Press Release dated December 11, 2003. This Exhibit is furnished to, and not filed with, the Commission.

Item 12.	Results of Operations and Financial Condition.

          On December 11, 2003, Manatron, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2003
MANATRON, INC. (Registrant)

By: /s/ Krista L. Inosencio
Krista L. Inosencio Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Manatron, Inc. Press Release dated December 11, 2003. This Exhibit is furnished to, and not filed with, the Commission.